UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2005

SUFFOLK BANCORP

(Exact name of registrant as specified in its charter)

New York	0-13580	11-2708279
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4 West Second Street, Riverhead, New York	11901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 727-5667

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 12, 2005, the Board of Directors of Suffolk Bancorp (“the Company”), after an evaluation of certain employment agreements with executive officers, agreed to renew them with certain key employees for one year, renewable annually. These employment agreements become effective only in the event of a change in control of the Company. Renewals were granted to executive officers Thomas S. Kohlmann, President and Chief Executive Officer; J. Gordon Huszagh, Executive Vice President and Chief Financial Officer; Robert C. Dick, Executive Vice President; Frank D. Filipo, Executive Vice President; and Augustus C. Weaver, Executive Vice President, and certain members of senior management of the Company’s banking subsidiary. All terms of the agreements, other than the date of expiration, remain unchanged.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUFFOLK BANCORP

Dated: April 15, 2005	By:	/s/ Douglas Ian Shaw
Vice President & Corporate Secretary